UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  November 14, 2006

AmTrust Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33143	04-3106389
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

59 Maiden Lane, 6th Floor, New York, New York		10038
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 220-7120

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4 (c))

Item 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

All of the information furnished in Items 2.02, 7.01 and 9.01 of this report, including the accompanying exhibits, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing.

On November 14, 2006, AmTrust Financial Services, Inc. issued a press release announcing its results of operations for the three and nine months ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.02 as if fully set forth herein.

Item 7.01    REGULATION FD DISCSLOSURE

On November 14, 2006, AmTrust Financial Services, Inc. issued a press release announcing the release date for its results of operations for the three and nine months ended September 30, 2006 and the scheduling of a conference call on November 15, 2006 with respect thereto. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated by reference to this Item 7.01 as if fully set forth herein.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Press release reporting the results of operations for the three and nine months ended September 30, 2006 issued by AmTrust Financial Services, Inc. on November 14, 2006.

99.2
Press release announcing the release date of the results of operations for the three and nine months ended September 30, 2006 and conference call issued by AmTrust Financial Services, Inc. on November 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTRUST FINANCIAL SERVICES, INC.

Date: November 15, 2006	By:	/s/ Stephen Ungar
Name: Stephen Ungar
Title: Secretary